     [MORGAN STANLEY LOGO]

THE THAI FUND, INC. ANNOUNCES PROPOSED RECORD DATE FOR ITS RIGHTS OFFERING

     NEW YORK, May 12, 2006--The Thai Fund, Inc. (the "Fund") (NYSE: TTF), a
closed-end management investment company, announced the proposed record date for an anticipated rights offering of its shares of common stock (the "Offering").
Subject to the registration statement for the Offering becoming effective under the Securities Act of 1933, as amended, the Fund will issue to stockholders of record as of May 23, 2006 (the "Record Date") one non-transferable right for each share of common stock held. Four rights will entitle the holder to purchase one share of common stock at the subscription price.

     The Offering will only be made by means of a prospectus to be distributed to Record Date stockholders on or about May 26, 2006. The subscription price has not yet been determined by the Fund. The subscription price, which will be determined on the expiration date of the Offering (the "Expiration Date"), will equal 95% of the average of the last reported sales price per share of the
Fund's common stock on the New York Stock Exchange on the Expiration Date of the
Offering and for the four preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the close of trading on the New York Stock Exchange on the Expiration Date.

     Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an oversubscription privilege. If all available shares are then subscribed for, the
Fund may issue additional shares in an amount up to 25% of the shares available pursuant to the Offering. If all subscription rights are exercised (including the additional 25%), the Fund will issue approximately 4,150,810 shares of its common stock in the Offering.

     The subscription rights are exercisable from May 30, 2006 until, up to and including, 5:00 p.m. New York City time on June 19, 2006, the Expiration Date, unless extended by the Fund.

     For further information regarding the Fund's rights offering, or to obtain a Prospectus, when available, please contact the Fund's Information Agent:

     GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
     17 State Street, 10th Floor
     New York, NY 10004
     Toll free: (800) 509-4953 or
     For Banks and Brokers: (212) 440-9800

     The Fund's U.S. investment adviser is Morgan Stanley Investment Management
Inc. ("MSIM"), a wholly owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $442 billion in assets under management or supervision as of February 28, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

     Morgan Stanley (NYSE: MS) is a global financial services firm and a market leader in securities, investment management and credit services. With more than
600 offices in 30 countries, Morgan Stanley connects people, ideas, and capital to help clients achieve their financial aspirations.

     Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and can be

obtained from Georgeson Shareholder Communications, Inc., as set forth above.
Investors should read the prospectus carefully before investing.

     Please note that a registration statement relating to the Fund's shares of common stock has been filed with the Securities and Exchange Commission but has not yet become effective. The information in this registration statement, and this press release, is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

For media inquiries, please contact:

Andrea Slattery
Media Relations
212-762-3487

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